SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549


                            FORM 8-K


                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                         July 16, 1996
        Date of Report (Date of earliest event reported)


                   AMERICAN OILFIELD DIVERS, INC.
       (Exact  name  of Registrant as specified in its charter)


 LOUISIANA                       0-22032                  72-0918249
(State or other jurisdiction   (Commission              (I.R.S. Employer
  of incorporation)             File Number)          Identification Number)




                    130 East Kaliste Saloom Road
                    Lafayette, Louisiana 70508
         (Address of principal executive offices) (Zip Code)




                           (318) 234-4590
           (Registrant's telephone number, including area code)



                            Not Applicable
       (Former name or former address, if changed since last report)

     Item 5.  Other Events.

              On July 16, 1996, American Oilfield Divers,Inc. ("Registrant") announced the appointment of Rodney W. Stanley to the newly created position of Senior Vice-President of International Operations and his appointment as a Class I Director to the Registrant's Board of Directors for a term expiring in fiscal 1997.


     Item 7.   Financial Statements and Exhibits.

               (a)  No financial statements are filed with this report.

               (b)  Exhibits.

                    10.1 Employment Agreement by and between the Registrant and Rodney W. Stanley.

                    99.1 Press release issued by the Registrant on July 16,
                         1996 concerning the appointment of a Rodney W. Stanley to the position of Senior Vice-President of International Operations.

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              By:  /s/   Cathy  M. Green
                                   ___________________________
                                         Cathy M. Green
                                     Vice President - Finance
                                    and Chief Financial Officer
          Dated: July 31, 1996